UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): April 29, 2005

                        AIRNET COMMUNICATIONS CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


              000-28217                          59-3218138
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      (Commission file number)        (IRS Employer Identification Number)


                     3950 Dow Road, Melbourne, Florida 32934
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (321) 984-1990
       ------------------------------------------------------------------

                                       N/A
                                      -----
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

On April 29, 2005, Shiblie O. Shiblie tendered his resignation and it was accepted by the Registrant's Board of Directors. Mr. Shiblie served as a representative of TECORE, Inc., a large investor in the Registrant. In his letter of resignation, Mr. Shiblie noted that he did not have any material disputes or disagreements with the Registrant, the Registrant's Board of Directors or the management.

On April 30, 2005, at the recommendation of the Registrant's Nominating Committee, R. Doss McComas was appointed to serve as a director until the next annual meeting of shareholders. Mr. McComas is Vice President of Business Development for TECORE and will be considered a representative of TECORE on the Board. In addition, he is President of Lynxconnect Inc. and Cybercommunitys.com, suppliers of sponsor/advertising supported community, educational, and alumni websites.

Mr. McComas, 50, has served as an outside director of Integral Systems since July 1995. Integral Systems has been profitable and grown every year since Mr. McComas joined their Board. Previously, he was Chairman of Plexsys International, President of Fortel Technologies, Inc., and held positions with COMSAT RSI and Radiation Systems, Inc., including Group Vice President, Vice President of Acquisitions, Strategic Planning and International Marketing, and General Counsel. He holds a B.A. degree from Virginia Polytechnic Institute; an M.B.A. from Mount Saint Mary's; and a J.D. from Gonzaga University.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AIRNET COMMUNICATIONS CORPORATION
                                                    Registrant


                                         By: /s/ Stuart P. Dawley
                                             -----------------------------------
                                             Stuart P. Dawley
                                             Vice President, General Counsel and
                                             Secretary

Dated: May 2, 2005